NUVEEN MUTUAL FUNDS
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
Dated August 21, 2003
__________________


Nuveen Municipal Trust Statement of
Additional Information dated August 28, 2002
Nuveen Intermediate Duration
Municipal Bond Fund
Nuveen Insured Municipal Bond Fund

Nuveen Multistate Trust I Statement of
Additional Information dated September 27, 2002
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen Florida Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund

Nuveen Multistate Trust II  Statement of
Additional Information dated June 28, 2003
Nuveen California Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund

Nuveen Multistate Trust III Statement of
Additional Information dated September 27, 2002
Nuveen North Carolina Municipal Bond Fund
Nuveen Tennessee Municipal Bond Fund

Nuveen Multistate Trust IV Statement of
Additional Information dated September 27, 2002
Nuveen Michigan Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund


As part of the shareholder meeting held on July 28, 2003, the shareholders of each of the above-referenced funds voted affirmatively to make the following change to a fundamental policy:

The Fund may not invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer.

PLEASE KEEP THIS WITH YOUR FUND STATEMENT OF
ADDITIONAL INFORMATION
FOR FUTURE REFERENCE